EXHIBIT 99.3

ATWOOD OCEANICS, INC. AND SUBSIDIARIES
ANALYSIS OF REVENUES AND DRILLING COSTS

(Unaudited)

FOR THE THREE MONTHS ENDED
SEPTEMBER 30, 2007

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD SOUTHERN CROSS	$ 25.8	$ 5.7
ATWOOD HUNTER	25.1	6.2
ATWOOD FALCON	16.7	5.5
ATWOOD EAGLE	14.8	8.7
VICKSBURG	13.8	3.9
ATWOOD BEACON	10.5	4.2
RICHMOND	7.5	3.3
SEAHAWK	7.3	7.1
AUSTRALIA MANAGEMENT CONTRACTS	0.1	0.2
OTHER	-	1.9
	121.6	46.7

FOR THE TWELVE MONTHS ENDED
SEPTEMBER 30, 2006

		CONTRACT
		DRILLING
	REVENUES	COSTS
	(In Millions)

ATWOOD HUNTER	$ 85.4	$ 25.2
ATWOOD SOUTHERN CROSS	62.3	20.7
ATWOOD EAGLE	58.4	35.0
ATWOOD FALCON	50.5	23.6
VICKSBURG	40.0	14.0
ATWOOD BEACON	39.8	15.5
SEAHAWK	30.6	28.2
RICHMOND	29.5	13.1
AUSTRALIA MANAGEMENT CONTRACTS	6.5	5.1
OTHER	-	6.5
	403.0	186.9